EXHIBIT 32.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003


In connection with this quarterly report of Possis Medical, Inc. on Form 10Q for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof ("the Report"), I, Eapen Chacko, Chief Financial Officer of Possis Medical, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Possis Medical, Inc.




March 15, 2004                                   /s/ Eapen Chacko
                                                 ------------------------
                                                 Eapen Chacko
                                                 Chief Financial Officer




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